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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                November 16, 2001

                           AXYS PHARMACEUTICALS, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       0-22788                       22-2969941
--------------         -------------------------------        ---------------
(State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


             180 Kimball Way, South San Francisco, California 94080
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 829-1000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)




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ITEM 1. Change in Control of Registrant.

        On November 16, 2001, pursuant to an Agreement and Plan of Merger, dated as of June 12, 2001, among Applera Corporation, a Delaware corporation ("Applera"), Angel Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Applera ("Sub"), and Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"), Sub was merged with and into Axys (the "Merger"). Axys was the surviving entity in the Merger and at the effective time of the Merger became a wholly-owned subsidiary of Applera. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger each issued and outstanding share of common stock, par value $.001 per share (the "Common Stock"), of Axys was converted into the right to receive 0.1355 share of Applera Corporation--Celera Genomics Group Common Stock, other than shares of Common Stock owned by Axys, Applera or Sub, which were cancelled. Following the Merger, the Common Stock was delisted from the Nasdaq National Market.

        The consummation of the Merger was announced and further described in a press release issued by Applera on November 16, 2001. The Agreement and Plan of Merger is being filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 1. The press release is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.        DESCRIPTION
-----------        -----------
2.1                Agreement and Plan of Merger, dated as of June 12, 2001,
                   among Applera Corporation, Angel Acquisition Sub, Inc. and
                   Axys Pharmaceuticals, Inc.

99.1               Press Release dated November 16, 2001.


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2001

                                    AXYS PHARMACEUTICALS, INC.




                                   By: /s/ William J. Newell
                                       ----------------------------------------
                                       Name:  William J. Newell
                                       Title: Senior Vice President, Corporate
                                       and Business Development and Secretary


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


                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
2.1                Agreement and Plan of Merger, dated as of June 12, 2001,
                   among Applera Corporation, Angel Acquisition Sub, Inc. and
                   Axys Pharmaceuticals, Inc.

99.1               Press Release dated November 16, 2001.


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